EXHIBIT 10. 1(b)

MORGAN STANLEY & CO. LLC

Commodity Futures Account

Documents

Booklet 1 of 2

Rev. 10/13

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

OR ESTABLISHING A NEW CUSTOMER RELATIONSHIP

To help the U.S. Government prevent the funding of terrorism and money laundering activities, federal law requires all U.S. financial institutions to obtain, verify, and record information that identifies each customer that opens an account.

What this means: When entering into a new customer relationship with Morgan Stanley, the firm will ask for your name, address, date of birth (as applicable), and other identification information. This information will be used to verify your identity. As appropriate, the firm may, in its discretion, ask for additional documentation or information. If all required documentation or information is not provided, Morgan Stanley may be unable to open an account or establish a relationship with you.

We wish to inform you of your responsibilities under the Unlawful Internet Gambling Enforcement Act (“the Act”), which became effective June 1, 2010. Under the Act, neither you nor any other person who has an ownership interest in or authority over your account may use it to process or facilitate payments for restricted internet gambling transactions.

COMMODITY FUTURES ACCOUNT APPLICATION

Please complete all of the following information

(attach continuation pages if necessary)

All Fields Mandatory

I. Customer Name/Mailing Address for all Notices and Statements

Legal Name of Customer (name of account owner): Each fund set forth on Appendix A (which may be amended from time to time) attached hereto, in their individual capacity

Customer’s Legal Address (address of organization):

Telephone:   (            )                                                                        Facsimile: (        )

Email address to which written notice may be sent:

Principal Business of Customer:

Organized Under the Laws of (country of organization):

U.S. Soc. Sec./Tax I.D. No.:	See Appendix A

Non-U.S. Government Issued I.D. No. and Type of I.D.:

Name of Trustee (if organized as a Trust):

Recipient and Mailing Address for Duplicate Statements: (If additional space is needed, please attach a separate page)

II. Financial Statement

Enclose copy of most recent audited/unaudited financial statement (required for credit review)

Prime Brokerage Account number (if Prime Brokered with Morgan Stanley).

III. Customer Designation (check all that apply, at least one item must be checked)

☐ Bank	☐ Partnership
☐ Commodity Pool	☐ Insurance Company	☐ State or Municipal Pension Plan
☐ Corporation	☐ LLC	☐ Trust
☐ Endowment	☐ LLP	☐ Other:
☐ ERISA	☐ Mutual Fund

IV. Evidence of Authorization

Please provide a copy of the following applicable document showing Customer’s authority to trade futures:

Corporation LLC LLP Partnership Trust Mutual Fund	- Corporate Resolution - Operating Agreement - Partnership Agreement - Partnership Agreement - Trust Agreement - Prospectus and SAI

Commodity Pool, ERISA, Bank, Insurance Company and other account types please contact Morgan Stanley regarding required documentation.

V. Third Party Advisor See Appendix A

Are you giving discretionary authority over your account to a third-party advisor? ☐ Yes ☐ No

If yes, you must complete the Discretionary Trading Authorization and the Advisor must sign the Representations of Advisor (both on page 3 attached) and such other evidence of authority as requested by Morgan Stanley.

Name of Third Party Advisor:

Advisor’s U.S. Soc. Sec./Tax ID Number

Non-U.S. government issued ID Number:

Advisor’s Mailing Address:

Email address to which written notice may be sent:

VI. Account Designation (Check one) See Appendix A

☐	Speculative. Orders placed by Customer for the Account will normally represent speculative transactions.

☐	Hedge. Orders placed by Customer for the Account will normally represent bona fide hedging transactions as defined in Commodity Futures Trading Commission (“CFTC”) Rule 1.3(z). If orders placed for the Account normally represent hedging transactions, please complete Section 10(r)(i) of the Commodity Futures Customer Agreement. Failure to choose one of the above will designate the Account as Speculative.

VII. Information to be used by Morgan Stanley to prepare CFTC Form 102 upon regulatory demand

(a)	Please identify the legal entity that controls trading in the Account

Name:

Business Address:

Business Telephone:

(b)	Is the above-identified legal entity registered as a:

Commodity trading advisor                     ☐ Yes                       ☐ No

Securities investment advisor                  ☐ Yes                       ☐ No

(c)	Please give contact information for an officer of the above-named legal entity:

Name:

Title:

(d)	Please list all persons or entities who have a 10 percent or more financial interest in the legal entity that controls trading in the Account, indicating with an asterisk those having discretionary trading authority with respect to the Account.:
If none, check here ☐)

VIII. Customer Representations

Customer has reviewed the registration requirements of the Commodity Exchange Act, as amended (“CEA”), and the membership requirements of the National Futures Association (“NFA”) relating to commodity pool operators and commodity trading advisors, and Customer, or as applicable Customer’s sponsor: (Please check one)

☐	does not engage in activities requiring registration under the Act;

☐	is appropriately registered with the CFTC and are members of the NFA; or

☐	is exempt from CFTC registration requirements and has filed all notices of eligibility and other documents necessary in connection therewith.

IX.	Individual customers please complete the Commodity Futures Account Application - Individual Customer Application Annex included with these documents.

** PLEASE COMPLETE ONLY IF YOU HAVE ENGAGED A **

THIRD PARTY ADVISOR TO DIRECT YOUR ACCOUNT

DISCRETIONARY TRADING AUTHORIZATION

The undersigned Customer hereby authorizes                                          (the Advisor”) as its agent and attorney-in-fact to purchase, sell and trade in commodity futures contracts, options thereon, foreign futures and options thereon and interests therein (in each case, as defined under Applicable Law, as defined below), and including, without limitation, exchange-for-physical, exchange-for-swap, exchange-for-risk, exchange-for-options or exchange-for-related-positions transactions, block trades, over-the-counter derivative instruments, including cleared OTC derivatives and cleared swaps, approved under Applicable Law for trading or clearing on a designated contract market, derivatives clearing organization, exempt commercial market or foreign board of trade or foreign clearing organization and to the extent not governed by any other agreement between the parties, commodities delivered as a result of the settlement of any of the foregoing, in accordance with Morgan Stanley & Co. LLC’s (“Morgan Stanley”) terms and conditions for Customer’s account and risk and in Customer’s name or number on Morgan Stanley’s books. Customer hereby confirms it has received a copy of Advisor’s disclosure document or has received a written statement from Advisor explaining why the Advisor is not required to provide a disclosure document.

This authorization is in addition to (and in no way limits or restricts) any rights which Morgan Stanley may have under the Morgan Stanley Commodity Futures Customer Agreement executed by Customer and any other agreement or agreements between Morgan Stanley and Customer.

This authorization may be terminated by Customer at any time as of the actual receipt by Morgan Stanley of written notice of termination. Termination of this authorization shall not affect any liability in any way resulting from transactions initiated prior to such termination. This authorization shall inure to Morgan Stanley’s benefit and that of Morgan Stanley’s successors and assigns.

Each fund set forth on Appendix A (which may be amended from time to time) attached hereto, in their individual capacity

(Name of Customer - Please Print)

(Signature)	(Date)

(Name & Title - Please Print)

REPRESENTATIONS OF ADVISOR

The undersigned Advisor acknowledges that it has been designated as Customer’s agent and attorney-in-fact pursuant to the Discretionary Trading Authorization. In this regard, the Advisor hereby represents and warrants to Morgan Stanley & Co. LLC that: (a) the Advisor is either appropriately registered as a commodity pool operator or commodity trading advisor with the CFTC and a member of the National Futures Association or exempt or excluded from such registration requirements; and (b) if and to the extent required, the Advisor has provided and will continue to provide Customer with an explanation of the nature and risks of transactions to be executed for Customer’s Account under this Agreement; and (c) if required, the Advisor has provided Customer with a copy of its most recent CFTC Disclosure Document, or has provided Customer with a written explanation of the reason why it is not required to deliver a Disclosure Document to Customer.

(Name of Advisor - Please Print)

(Signature)	(Date)

(Name & Title - Please Print)

AMENDED AND RESTATED COMMODITY FUTURES CUSTOMER AGREEMENT

This Amended and Restated Commodity Futures Customer Agreement (the “Agreement”), made and entered into as of the date set forth at the end of this Agreement and effective with respect to each Fund as of the date set forth in Appendix A, is entered into in consideration of acceptance by Morgan Stanley & Co. LLC (“Morgan Stanley”), a registered futures commission merchant (“FCM”), of an account or accounts (individually or jointly an “Account”) in the name of each of the funds or accounts listed in a schedule (each such fund or account, a “Customer,” and such schedule the “Customer Schedule”) to this Agreement attached hereto as Appendix A, as may from time to time be amended, and amends and restates the Commodity Futures Customer Agreement dated as of May 30, 2012.

Each Customer will engage a commodity trading advisor to provide investment advice to Customer (each an “Advisor”). Such Advisor is selected by Ceres Managed Futures LLC, the trading manager of each Customer (“Ceres”). As of the date hereof, each such Advisor has previously executed a form of the Representations of Advisor in favor of Morgan Stanley which is hereby incorporated by reference, and going forward henceforth, any Advisor selected by Ceres shall execute such form prior to trading in the relevant Account. The Customer Schedule applicable as of the effective date of this Agreement is set forth in Appendix A hereto. A form of Customer Schedule by which additional Customers may from time to time be joined as a Customer subject to this Agreement is attached as Appendix B hereto. The parties agree that Appendix A shall be revised from time to time to reflect the joinder of new Customers under this Agreement whenever any such Customer is so joined under the form set forth in Appendix B.

It is understood and agreed that for ease of administration, this Agreement is being executed so as to enable each fund or account listed on the Customer Schedule hereto to utilize Morgan Stanley as a FCM. Ceres may add additional Customers to the Customer Schedule without the consent of any other Customer and upon providing notice to Morgan Stanley. For the avoidance of doubt, each fund or account identified on the Customer Schedule at any time shall be an individual Customer of Morgan Stanley and each shall be deemed to have entered into a separate Agreement with Morgan Stanley. If any existing Customer is removed from such Customer Schedule at any time, as long as no positions remain open hereunder with respect to such Customer, this Agreement shall be deemed terminated with respect to such Customer and neither such Customer nor Morgan Stanley shall have any further obligations to each other hereunder. The latest-dated Customer Schedule shall supersede and replace, in all respects, any prior Customer Schedule.

The parties agree that this Agreement shall be treated as if it were a separate agreement with respect to each fund or account listed on the Customer Schedule under the heading “Name of Customer,” as if each such fund or account had executed a separate agreement naming only itself as Customer, and that no fund or account listed on a Customer Schedule shall have any liability under this Agreement for the obligations of any other fund or account listed on the same or another Customer Schedule. For the avoidance of doubt, no Customer has been deemed to have any affiliates under this Agreement.

1.	Applicable Law. The Account and all Contracts, transactions and agreements in respect of the Account shall be subject to the Commodity Exchange Act (“CEA”) and the rules, regulations, rulings, advisories and interpretations of the Commodity Futures Trading Commission (“CFTC”), the National Futures Association (“NFA”), exchanges, contract markets and clearing organizations where any transaction in the Account is executed and/or cleared by Morgan Stanley or Morgan Stanley’s designated agents hereunder. All such laws, rules, regulations, rulings, advisories and interpretations, as in effect from time to time, are hereinafter collectively referred to as “Applicable Law.”

2.

Customer’s Representations and Warranties. At the time of entering into this Agreement and again upon the entry into any Contracts or transactions under this Agreement, Customer represents, warrants and covenants that (a) Customer has full right, power and authority to enter into this

Agreement, and the person executing this Agreement on behalf of Customer is authorized to do so; (b) this Agreement is binding on Customer and enforceable against Customer in accordance with its terms; (c) Customer may lawfully establish and open the Account for the purpose of effecting purchases and sales of Contracts through Morgan Stanley; (d) performance of this Agreement and of transactions entered into pursuant to this Agreement will not violate any Applicable Law to which Customer is subject or any agreement to which Customer is subject or a party, except to the extent such violation does not cause a material adverse effect to the Customer’s business; (e) performance of this Agreement and of transactions entered into pursuant to this Agreement will comply with Customer’s Constitutive Documents, except to the extent such failure to comply does not cause a material adverse effect to the Customer’s business; (f) all of Customer’s information in the Account Application preceding this Agreement (which Application and the information contained therein is hereby incorporated into this Agreement) is true and correct in all material respects and Customer shall promptly notify Morgan Stanley of any material change in such information; (g) if Customer is domiciled or resident in any Province of Canada, Customer is (i) a company or person, other than an individual, that is an “accredited investor” as defined in section 1.1 of National Instrument 45-106 — Prospectus and Registration Exemptions; or (ii) a person or company deemed to be a “designated institution” under subsection 204(1) of Ontario Regulation 1015 — General Regulation made under the Securities Act (Ontario); (h) if Customer is domiciled or resident in the Province of Québec, Canada, Customer is an “accredited counterparty” under Section 3 of the Québec Derivatives Act; (i) to the extent required under Applicable Law as a regulatory prerequisite to the execution or clearing of any Contract for its Account, Customer is an “eligible contract participant” as defined under Section 1a(18) of the CEA and (j) if Customer enters into any OTC agricultural swap transaction for the purpose of clearing such transaction in the Account, Customer is and will remain during the term of any such transaction an eligible swap participant within the meaning of Rule 35.1(b)(2) of the rules of the CFTC (“CFTC Rules”). “Constitutive Documents” means any (i) incorporating documents, including any articles of incorporation or unanimous shareholders’ agreement, (ii) partnership agreement, (iii) trust deed, agreement or declaration, (iv) by-laws, (v) plan documents, including any statement of investment policies and procedures, in the case of an employee benefit plan, pension plan or master trust in which the assets of a pension plan are invested, and (vi) prospectus or offering memorandum and annual information form, all as applicable, and as amended, replaced, or supplemented from time to time, together with any attachments, schedules, exhibits and documents incorporated by reference.

3.	Payment Obligations Of Customer. Customer shall pay Morgan Stanley upon demand (a) all brokerage charges, give-up fees, commissions and service fees as Morgan Stanley and Customer may from time to time agree; (b) all exchange, clearing house, NFA or other regulatory fees or charges; (c) any tax imposed on Customer’s transactions hereunder by any competent taxing authority; (d) any debit balance or deficiency in the Account, including margin obligations in respect of the Account arising under Section 6(e) hereof; (e) interest on any debit balances or deficiencies in the Account, at rates agreed from time to time between the parties; and (f) any other amounts owed by Customer to Morgan Stanley with respect to the Account or any transactions therein.

Customer agrees to compensate Morgan Stanley and its affiliates, officers, employees, successors, assigns and agents for any and all loss, liability, cost, penalty or tax (each a “Loss” and collectively “Losses”) incurred by Morgan Stanley as a direct result of Customer’s failure to comply with any provision of, or to perform any obligations under, this Agreement in a material way, or as a direct result of the failure of any of its representations, warranties or covenants made hereunder to be true and correct in any material respect; provided however, Customer shall not compensate Morgan Stanley to the extent such Loss is caused by the negligence, fraud or willful misconduct of Morgan Stanley.

4.	Customer’s Events Of Default; Morgan Stanley’s Remedies.

(a)	Events of Default. As used herein, any of the following is an “Event of Default”:

(i)	the commencement of a proceeding under any bankruptcy, insolvency, arrangement or reorganization regime existing under Applicable Law or the institution of any other relief under bankruptcy or insolvency law or other similar law affecting creditors’ rights, or the filing or presentation of a petition for the appointment of a receiver by or against Customer or for the Customer’s winding up or liquidation, an assignment, arrangement or composition made by Customer with or for the benefit of creditors, Customer becomes insolvent or is unable to pay its debts or fails or makes an admission in writing that it is insolvent or is unable to pay its debts when they mature, or the suspension by Customer of its usual business or any material portion thereof, provided that a proceeding seeking a judgment of insolvency or bankruptcy against Customer that is instituted by a person other than Customer or an affiliate of Customer or a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over the Customer shall constitute an Event of Default hereunder only if, and at such time as, such proceeding results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or is not dismissed or withdrawn within 30 calendar days of being instituted;

(ii)	the issuance of any warrant or order of attachment against the Account or the levy of a judgment against the Account;

(iii)	Customer (a) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (b) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (c) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or similar official for it or for all or substantially all of its assets; (d) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (e) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (i), (ii) or (iii) above or (f) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts;

(iv)	if Customer is an employee benefit plan or other pension fund (or administrator or trustee of such a plan, fund or master trust in which the fund assets are invested), (A) any step is taken by Customer, any governmental authority or body or regulator, or other person to terminate, wind-up or liquidate Customer, the fund or the plan, in whole or in part; (B) any event or condition occurs or exists that would entitle any court or regulator to require the termination, wind-up or liquidation of Customer, the fund or the plan, in whole or in part, or the termination or close-out of any Contract; (C) Customer is unable to pay benefits under the relevant employment or pension benefit plan when due; (D) Customer or any other person does anything or takes any action or step to merge, consolidate or combine the fund with any other pension fund or its assets, whereby assets are transferred from the fund or are to become available for the payment of any liabilities of the other fund without the consent of Morgan Stanley;

(v)	if Customer is a trust or investment fund, (A) any step is taken by Customer or any governmental authority to terminate, wind-up or liquidate Customer or the fund; or (B) any event or condition occurs or exists that would entitle any court or regulator to require the termination, wind-up or liquidation of Customer or the fund or to issue a cease trade order in respect of Customer, in whole or in part, or the termination or close-out of any Contract;

(vi)	the failure by Customer to deposit or maintain margin or to pay required premiums in accordance with Section 6(e) hereof, or otherwise to make payments required by Section 3 hereof;

(vii)	Customer is in default, or an event of default exists, with respect to any material obligation or liability (including the failure to make a payment on demand or to satisfy margin requirements) arising under any agreement styled as Customer Documents (Eligible Counterparty / Professional Client) (Including Exchange – Traded Derivatives) between Morgan Stanley & Co. International plc and Customer (for the avoidance of doubt, the term “Customer” as used herein shall refer to an individual investment vehicle alone and no affiliates of such vehicle);

(viii)	Customer is suspended from membership of, or participation in, any exchange, clearing house or self-regulatory organization, or suspended from dealings in Contracts by any government agency or self-regulatory organization, or by act of any judicial authority;

(ix)	Morgan Stanley determines in good faith and a commercially reasonable manner that any material representation or warranty or covenant made by Customer to Morgan Stanley is untrue or inaccurate in any material respect, and following Morgan Stanley providing notice to Customer regarding such representation and Customer failing to cure such matter within three Business Days following such notice; and

(x)	the failure by Customer to perform, in any material respect, its other obligations hereunder and following Morgan Stanley providing notice to Customer regarding such performance and Customer failing to cure such matter within three Business Days following such notice.

(b)

Remedies. Upon the occurrence of an Event of Default, Morgan Stanley shall have the right, in addition to any other remedy available to Morgan Stanley at law or equity, to (i) buy, sell or otherwise liquidate any or all open Contracts held in or for the Account (including without limitation through the making or taking of delivery, the use of exchange-for-physical, exchange-for-swap, exchange-for-risk, exchange-for-options or exchange-for-related-positions transactions, block trades, any associated cash transactions as broker or principal, or any other means); (ii) set off or apply any or all cash margin held in or for the Account to any amount owed by Customer to Morgan Stanley; (iii) sell any or all of the securities or other property of Customer held in or for the Account and to apply the proceeds thereof to any amounts owed by Customer to Morgan Stanley; (iv) borrow or buy any options, securities, Contracts or other property for the Account; or (v) cancel any unfilled orders for the purchase or sale of Contracts for the Account, all without demand for margin and without notice or advertisement and to the full extent permitted under Applicable Law. In exercising its remedies hereunder, Morgan Stanley may in its sole discretion and without prior notice to Customer (A) straddle or spread open positions in the Account; (B) switch positions to another month, commodity or exchange; (C) close out positions in whole or in part, or limit and/or terminate the right of Customer to trade in the Account, other than for liquidation; (D) sell Contracts to itself or its affiliates or buy Contracts from itself or its affiliates in arms-length transactions; (E) purchase the whole or any part of open positions in the Account free from any right of redemption, and, in each case, Customer shall remain liable for any resulting deficiency. In the event Morgan Stanley’s position would not be jeopardized thereby, Morgan Stanley will make reasonable efforts under the circumstances to notify Customer prior to taking any such action. A prior demand or margin call of any kind from Morgan Stanley or prior notice from Morgan Stanley shall not be considered a waiver of Morgan Stanley’s right to take any action without notice or demand.

(c)	Set-off Rights. Upon the occurrence of an Event of Default, in addition to and not in limitation of any other right or remedy (including any right to set-off, counterclaim, or otherwise withholding of payment) under any agreement or Applicable Law, Morgan Stanley will at its option have the right, at any time and from time to time, without prior notice to Customer, to set-off any sum or obligation (whether or not vested or contingent and whether or not such sum or obligation is then due and payable) owed by Customer to Morgan Stanley against any sum or obligation (whether or not vested or contingent and whether or not such sum or obligation is then due and payable) owed by Morgan Stanley or any affiliate of Morgan Stanley (the “Original Obligation”) to Customer and, for this purpose, may convert one currency into another at the commercially reasonable rates of exchange as determined by Morgan Stanley for the purchase of such other currency from time to time. Any such set-off will automatically satisfy and discharge the Original Obligation to Customer and, if the Original Obligation exceeds the sum or obligation to be set-off against, the Original Obligation will be novated and replaced by an obligation to pay Customer only the excess of the Original Obligation over such sum or obligation. Customer authorizes Morgan Stanley and its affiliates, on behalf of and in the name of Customer, to do all such acts and to execute all such documents as may be required to effect such application.

5.

Limitation Of Liability. Except as otherwise provided in this Section 5, neither Morgan Stanley nor its affiliates shall have any responsibility or liability to Customer hereunder for, any Losses however caused, incurred or suffered by Customer directly or indirectly (i) in connection with the performance or non-performance, for any reason, by any designated contract market, swaps execution facility, trading facility, clearing house, derivatives clearing organization, executing broker, clearing firm or custodian or by any electronic trading system, facility or service (any such system, facility or service, collectively, “Electronic Trading Services”), or by any other third party of its obligations to Morgan Stanley in respect of or in connection with any Contract provided, however, that Morgan Stanley has picked such party in a commercially reasonable manner; (ii) as a result of any prediction, recommendation or advice made or given by a representative of Morgan Stanley, whether or not made or given at the request of Customer; (iii) as a result of Morgan Stanley’s commercially reasonable reliance on any instruction, notice or communication that it believes to be that of an individual authorized to act on behalf of Customer; (iv) as a result of any delay in the performance or non-performance of any of Morgan Stanley’s obligations hereunder directly or indirectly caused by the occurrence of any contingency beyond the control of Morgan Stanley including, but not limited to, government or exchange suspensions or restrictions on trading or clearing, war, acts of terrorism or natural disasters, or the unscheduled closure of an exchange or contract market or delays in the transmission of orders due to breakdowns or failures of transmission or communication facilities, execution, and/or trading facilities or other systems (including, without limitation, any Electronic Trading Services), it being understood that Morgan Stanley shall be excused from performance of its obligations hereunder for such period of time as is reasonably necessary after such occurrence to remedy the effects therefrom; (v) as a result of any action reasonably taken by or on behalf of Morgan Stanley or its floor brokers in compliance with Applicable Law; or (vi) in connection with or arising out of any agreements relating to Electronic Trading Services provided to Customer by Morgan Stanley (the terms and conditions of which in their entirety are incorporated herein by reference). Further, with respect to any Electronic Trading Services Morgan Stanley expressly disclaims any representation or warranty whatsoever (a) with respect to accuracy, completeness or timeliness of such services, (b) that such services shall be uninterrupted or error free; and (c) including any implied warranties of title, non-infringement, merchantability or fitness for a particular purpose relating to such services; provided however, Morgan Stanley shall be liable to the extent such Loss is caused by the negligence, fraud or willful misconduct of Morgan Stanley. Neither party shall be liable to the other for consequential, incidental, punitive or special damages hereunder, including, without limitation, damages alleged on the basis of lost profits or lost assets, including income-producing assets.

6.	General Agreements. The parties agree that:

(a)	Morgan Stanley’s Responsibility. Morgan Stanley is not acting as a fiduciary, foundation manager, commodity pool operator, commodity trading advisor or investment adviser in respect of any Account opened by Customer. Customer is acting for its own account and has made its own independent decisions to effect transactions in Contracts and as to whether each transaction is prudent or appropriate for it based on Customer’s own judgment and upon advice from such advisors as it has deemed necessary. Customer is solely responsible for any trading decisions including order-routing decisions made by Customer. Morgan Stanley does not make any recommendation as to where such orders should be executed and does not undertake to notify Customer of price improvement opportunities or more advantageous execution quality at particular exchange venues. Morgan Stanley shall have no responsibility hereunder for compliance with any law or regulation governing the conduct of fiduciaries, foundation managers, commodity pool operators, commodity trading advisors or investment advisers.

Without limitation of the foregoing (i) Morgan Stanley shall provide the services listed in Appendix C (which may be amended from time to time upon the written mutual consent of Morgan Stanley and each Customer) to each Customer; (ii) Morgan Stanley shall comply with the segregation requirements of Section 4d(a)(2) of the CEA and the CFTC Rules or, if applicable, Part 30 of the CFTC Rules or, with respect to eligible cleared OTC derivatives, the rules of the derivatives clearing organization where such cleared OTC derivatives are cleared, with respect to assets deposited by Customer hereunder; (iii) Morgan Stanley, as appropriate to Customer’s transactions and in accordance with the CEA and CFTC Rules (including Part 30 of such Rules and, as applicable, the rules of relevant derivatives clearing organizations), may place and maintain Customer’s assets to effect Customer’s transactions with another FCM, a clearing organization or a foreign bank (as such terms are defined under Rule 17f-6 under the Investment Company Act of 1940 promulgated by the Securities and Exchange Commission (“SEC”)) or a member of a foreign board of trade, and shall obtain an acknowledgement, as required under CFTC Rules 1.20(a) or 30.7(c) or the rules of relevant derivatives clearing organizations, as applicable, that such assets are held on behalf of Morgan Stanley’s customers in accordance with the provisions of the CEA; (iv) Morgan Stanley shall promptly furnish copies of or extracts from its records or such other information pertaining to Customer’s assets as the

SEC through its employees or agents may request; and (v) the parties acknowledge and agree that if at any time Customer’s custodial arrangement in respect of the Account no longer meets the requirements of this section 6(a), Customer shall withdraw its assets from the Account as soon as reasonably practicable.

(b)	Advice. All advice communicated by Morgan Stanley with respect to the Account or transactions effected by Customer hereunder is incidental to the conduct of Morgan Stanley’s business as an FCM and such advice shall not serve as the primary basis for any decision made by or on behalf of Customer. Morgan Stanley shall have no discretionary authority, power or control over any decisions made by or on behalf of Customer in respect of the Account, regardless of whether Customer relies on the advice of Morgan Stanley in making any such decision. Customer acknowledges that Morgan Stanley and its managing directors, officers, employees and affiliates may take or hold positions in, or advise other customers concerning, contracts that are from time to time the subject of advice from Morgan Stanley to Customer. The positions and advice of Morgan Stanley and its managing directors, officers, employees and affiliates may be inconsistent with or contrary to positions of, and the advice given by, Morgan Stanley to Customer. Customer acknowledges and agrees that Morgan Stanley is not acting hereunder as a municipal advisor within the meaning of Section 975 of the Dodd-Frank Wall Street Reform & Consumer Protection Act.

(c)	Recording. Each party may record, on tape or otherwise, any telephone conversation between Morgan Stanley and Customer involving their respective officers, agents and employees, and each party hereby agrees and consents thereto.

(d)	Acceptance of Orders; Position Limits.

(i)	Morgan Stanley shall have the right to limit the size of open positions (net or gross) of Customer with respect to the Account at any time and to refuse acceptance of orders to establish new positions, without regard to whether such refusal or limitation is required by, or based on position limits imposed under, Applicable Law. Morgan Stanley shall make commercially reasonable efforts to provide Customer with a list of any position limits it intends to apply to the Account. Morgan Stanley shall promptly notify Customer of its rejection of any order. To the extent permitted by Applicable Law, Morgan Stanley is authorized to combine orders for Customer’s Account with orders for other customers. Unless specified by Customer, Morgan Stanley may designate the exchange or other markets (including, without limitation, an exchange’s electronic trading platform) on or through which it will attempt to execute orders.

(ii)	Customer shall file or cause to be filed all applications or reports required under Applicable Law with the CFTC or the relevant contract market or clearing house, and shall provide Morgan Stanley with a copy of such applications or reports and such other information as Morgan Stanley may reasonably request in connection therewith and in connection with Morgan Stanley’s own regulatory reporting obligations.

(e)

Original and Variation Margin; Premiums; Other Contract Obligations. Customer shall perform all obligations attendant to transactions in Contracts for the Account and shall make, or cause to be made, all applicable original margin, variation margin, intra-day margin and premium payments, in such amount, form and subject to such valuation mechanics, as may be required by Applicable Law or by Morgan Stanley. Requests for margin deposits and/or premium payments shall be communicated to Customer in writing (including electronic mail); provided that Morgan Stanley reserves the right, in the event that Customer cannot be contacted by electronic means (after a commercially reasonable attempt to contact Customer by electronic means), to communicate such requests orally or telephonically. For the avoidance of doubt, a statement of margin or premium due set forth on Customer’s daily confirmation of trading activity shall constitute a demand for such margin or premium for the purposes of this Section 6(e). Customer margin deposits and/or premium payments shall be made by wire transfer in accordance with Morgan Stanley’s instructions to Customer segregated account, secured amount account, sequestered account or cleared swap account, as required under Applicable Law, and shall be in U.S. dollars unless Morgan Stanley agrees otherwise in writing.

In connection with any Customer instruction at any time to Morgan Stanley to (i) satisfy any margin requirement arising under this Section 6(e) or this Agreement by means of a transfer of available funds or securities held in a Morgan Stanley securities margin account or (ii) transfer available excess equity out of the Account to any such securities margin account, Customer acknowledges and agrees that funds and Collateral carried in and for the Account, as well as all Contracts carried in and for the Account (I) are not subject to or afforded protection under SEC Rules 8c-1, 15c2-1, 15c3-2 or 15c3-3 and (II) in the event of Morgan Stanley’s bankruptcy or insolvency, will not be afforded protection under the Securities Investor Protection Act of 1970 and, instead, Customer’s rights shall be determined pursuant to the commodity broker liquidation provisions of the Bankruptcy Code and Part 190 of the CFTC Regulations.

Interest on such funds held in segregated or secured accounts (or other accounts to the extent consented to by Ceres) shall be paid by Morgan Stanley to Customer, at rates agreed from time to time between the parties.

(f)	Security Interest and Rights Respecting Collateral.

(i)	Customer hereby assigns, pledges and transfers to Morgan Stanley and grants to Morgan Stanley a security interest in and continuing first priority lien on all of Customer’s right, title and interest in the Account and any and all securities entitlements, securities, funds and other property from time to time credited to the Account, held by Morgan Stanley or any of its affiliates, or carried by others for the Account, whether now owned or existing or hereafter acquired and wherever located and all proceeds of any of the foregoing (collectively, the “Collateral”). The foregoing grant of security secures, to the extent permissible by Applicable Law, all obligations of Customer now or hereafter owing to Morgan Stanley pursuant this Agreement, including, without limitation, all Losses incurred by Morgan Stanley in connection with the enforcement of this Agreement and the security interest created hereunder. Upon the occurrence of an Event of Default, Morgan Stanley shall have and may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it pursuant to Applicable Law, at law or in equity, all the rights and remedies of a secured party upon default under Applicable Law, including but not limited to the Uniform Commercial Code (“UCC”), whether or not the UCC applies to the affected Collateral, to the fullest extent permitted under Applicable Law. Customer agrees to execute any documents reasonably required by Morgan Stanley for the perfection or negotiation of such general lien or security interest. Customer and Morgan Stanley agree that Morgan Stanley’s use of the Collateral shall at all times be subject to and in accordance with Applicable Law.

(ii)	If Customer is resident of or domiciled in, or if any of the Collateral is subject to Applicable Law of, any jurisdiction in which a security interest in the Collateral cannot be created solely by means of Customer’s pledge of such Collateral to Morgan Stanley (or any jurisdiction in which the security interest arising under such a pledge would require local registration in order to be perfected), then the parties agree that, with respect to such a jurisdiction, all right, title and interest in and to the Collateral shall vest via transfer of title in Morgan Stanley free and clear of any liens, claims, charges or encumbrances or any other interest of Customer or of any third party (other than a lien routinely imposed on all securities in a relevant clearance system).

(g)	Québec Charge. This section applies only with respect to security interests if their validity is governed by the laws of the Province of Québec. Customer hereby hypothecates and grants a general lien and a continuing first priority security interest in all Collateral to Morgan Stanley for the amount of USD 1,000,000,000.00, with interest from the date of this Agreement. Morgan Stanley may sell or take the Collateral in payment without giving prior notice or observing any time limits prescribed in respect of such taking in payment or such sales in the Civil Code of Québec. The said stated amount of the hypothec, lien and security interest is inserted to comply with the requirements of the Civil Code of Québec and represents the maximum amount for which the Collateral is hypothecated and granted. It does not represent the amount of the indebtedness of Customer secured by the hypothecation, lien and security interest from time to time nor the amount of any credit available to Customer.

(h)	Reports and Objections. Daily confirmations of transactions in Contracts for the Account shall be submitted to Customer and absent manifest error shall be conclusive and binding on Customer unless Customer notifies Morgan Stanley of any objection thereto prior to the opening of trading on the contract market or trading facility on which such transaction occurred on the second Business Day following the day on which Customer receives such Statement; provided that, with respect to monthly statements, Customer may notify Morgan Stanley of any objection thereto within five Business Days after receipt of such monthly Statement. Any such notice of objection, if given orally to Morgan Stanley, shall be promptly confirmed in writing by Customer.

(i)	Delivery Procedures; Options Allocation Procedure.

(i)	Customer shall provide Morgan Stanley with instructions to liquidate Contracts previously established by Customer; to make or take delivery under any such Contracts; or to exercise options entered into by Customer, within such time limits as may be reasonably specified by Morgan Stanley. Morgan Stanley shall have no responsibility to take any action on behalf of Customer or positions in the Account unless and until Morgan Stanley receives oral or written instructions reasonably acceptable to Morgan Stanley. Funds sufficient to take delivery pursuant to any such Contract or deliverable grade commodities eligible under Applicable Law for the purpose of effecting delivery pursuant to such Contract must be delivered to Morgan Stanley at such time and in accordance with such procedures as Morgan Stanley may reasonably require in connection with any such delivery.

(ii)	Short option Contracts may be subject to exercise at any time. Exercise notices received by Morgan Stanley from the applicable contract market with respect to option Contracts sold by Customer may be allocated to Customer pursuant to a random allocation procedure, and Customer shall be bound by any such allocation of exercise notices. In the event of any allocation to Customer, unless Morgan Stanley has received prior, timely instructions from Customer, Morgan Stanley’s sole responsibility shall be to use its best efforts to notify Customer of such allocation.

(iii)	If Customer fails to comply with any of the foregoing obligations in this section 6(i), Morgan Stanley may liquidate any open positions, make or receive delivery of any commodities or instruments, or exercise or allow the expiration of any options, in such manner and on such terms as Morgan Stanley deems necessary or appropriate, and Customer shall indemnify and hold Morgan Stanley harmless as a result of any action taken or not taken by Morgan Stanley in connection therewith or pursuant to Customer’s instructions.

(j)	Financial and Other Information. Customer shall provide to Morgan Stanley such financial information regarding Customer as Morgan Stanley may from time to time reasonably request. Customer shall notify Morgan Stanley promptly if the financial condition of Customer changes materially and adversely from that shown in the most recent financial information theretofore provided to Morgan Stanley. An investigation may be conducted pertaining to Customer’s credit standing and business. If Customer engages in exchange-for-physical, exchange-for-swap, exchange-for-risk, exchange-for-options or exchange-for-related-positions transactions, Customer agrees to provide Morgan Stanley, upon request, with documentation of the underlying cash, physical or swap transaction.

(k)	Currency Exchange Risk. Customer shall bear all risk and cost in respect of the conversion of currencies incident to transactions in Contracts effected on behalf of Customer. Should Customer elect to deposit funds with Morgan Stanley other than the currency of settlement or instruct Morgan Stanley to convert funds which are already on deposit in another currency, Morgan Stanley shall debit or credit the Account of Customer at a rate of exchange determined by Morgan Stanley in its sole discretion on the basis of the then prevailing market rate of exchange for such foreign currency. Customer authorizes Morgan Stanley to deposit Customer funds in depositories located outside of the United States, subject to and consistent with the requirements of Applicable Law. Customer agrees that the conversion of currencies under this Agreement shall be for the sole purpose of effecting transactions in Contracts hereunder and under no circumstances for the purpose of effecting spot, forward or other over-the-counter foreign currency transactions.

(l)	Inactive Accounts. Customer acknowledges that Morgan Stanley may deactivate accounts showing no trading activity and agrees to provide Morgan Stanley with any information and documents reasonably requested by Morgan Stanley in connection with Customer’s request to reactivate a closed account.

(m)	Cross-Trade Consent. Customer hereby acknowledges and agrees that Morgan Stanley and its affiliates, officers, employees, successors, assigns, or agents, including floor brokers acting on Morgan Stanley’s behalf, may in connection with any transaction in Contracts for the Account take the other side of such transaction, subject to the transaction being executed at the prevailing price and in accordance with Applicable Law.

(n)	Authorization to Transfer Funds. Customer hereby expressly agrees that Morgan Stanley may, in its sole and absolute discretion and without prior notice to Customer (provided that Morgan Stanley shall provide prior notice to Customer to the extent practicable), transfer any funds, securities, commodities or other property between and among Customer’s segregated, secured amount and sequestered or cleared swap accounts, consistent with and to the extent permitted under Applicable Law and for the sole purpose of executing, clearing and settling transactions in respect of Contracts. Morgan Stanley shall promptly (and no later than within one Business Day) confirm in writing each transfer of funds, securities, commodities or other property pursuant hereto. Other than as provided for under this authorization, Morgan Stanley shall not be permitted to transfer any funds, securities, commodities or other property to other accounts without the express written consent of Ceres. For the avoidance of doubt, funds, securities or other property shall not be transferred among the accounts of different Customers.

(o)	Give Up Transactions. Absent a separate written agreement with Customer with respect to give-up transactions, Morgan Stanley, in its sole discretion, may, but shall not be obligated to, accept from other brokers Contracts executed by such brokers and to be given up to Morgan Stanley for clearance or carrying in any Account.

(p)	Offset/Netting Rights. Morgan Stanley and Customer agree that the parties shall have the right to offset any unrealized gains and losses on the Customer’s open positions and to net any open orders for the purchase or sale of any property of Customer.

7.	Termination. This Agreement may be terminated at any time by Customer upon written notice to Morgan Stanley, or Morgan Stanley upon 60 calendar days written notice to Customer. In the event of such notice, Customer shall either close out open positions in the Account or arrange for such open positions to be transferred to another FCM. Upon satisfaction by Customer of all of Customer’s liabilities, Morgan Stanley shall transfer to another FCM all Contracts, if any, then held for the Account, and shall transfer to Customer or to another FCM, as Customer may instruct, all cash, securities and other property held in the Account, whereupon this Agreement shall terminate. Termination of this Agreement shall not release any party from any liability or obligation incurred or arising from activities prior to such termination.

8.	Acknowledgements re Securities Transfer Act. For purposes of the Securities Transfer Act as implemented under the laws of an applicable Canadian province, the Personal Property Security Act of an applicable province, Article 9 of the New York Uniform Commercial Code and any similar legislation in any other applicable jurisdiction (a) the jurisdiction of Morgan Stanley as securities intermediary or commodity intermediary with respect to the Account and the Contracts is New York, (b) the Account is a “securities account,” a “futures account” and a “commodity account” and (c) any property of any nature whatsoever credited to the Account is a “financial asset” or “investment property”.

9.	Eligible Financial Contract. This Agreement, including the security interest granted by this Agreement, and any Contract, are “eligible financial contracts” within the meaning of the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-up and Restructuring Act (Canada) and the Payment Clearing and Settlement Act (Canada). Customer represents that it is a “financial institution” for the purposes of the Payment Clearing and Settlement Act (Canada).

10.	Miscellaneous.

(a)	Severability. If any provision of this Agreement is, or at any time becomes, inconsistent with any present or future requirement of Applicable Law, the inconsistent provision shall be deemed superseded or modified to conform with the relevant law, rule or regulation but in all other respects, this Agreement shall continue and remain in full force and effect.

(b)	Binding Effect. This Agreement shall be binding on and inure to the benefit of the parties and their successors. In the event that Morgan Stanley (i) merges with another entity, or (ii) ceases to be a FCM or (iii) is required by Applicable Law to transfer its Customer accounts to another FCM, Morgan Stanley shall have the right to transfer or assign this Agreement (and thereby the Account) to any successor entity or to another properly registered FCM, to the extent consistent with and at all times subject to Applicable Law.

(c)	Independent Adviser. Customer hereby appoints Advisor as Customer’s agent for the purpose of receiving all communications, notices and requests for instructions related to this Agreement and the transactions effectuated pursuant to this Agreement, including, without limitation, margin calls and any trading information or advice (subject to Section 6(b) hereof). Advisor is authorized to access and use electronic services, facilities and information provided electronically, including but not limited to Electronic Trading Services (as defined herein), and on behalf of Customer, to agree to the terms and conditions regarding such use and to enter into agreements relating to Electronic Trading Services. Customer hereby agrees to indemnify and hold Morgan Stanley harmless from and to pay Morgan Stanley promptly on demand any and all Losses arising from Morgan Stanley’s reliance on any communication, notice or instruction of the Advisor until Morgan Stanley receives written notice of Customer’s revocation thereof; and termination of the appointment of the Advisor shall not affect any liability in any way resulting from transactions initiated prior to such termination. This indemnity is in addition to (and in no way limits or restricts) any rights which Morgan Stanley may have under this Agreement and any other agreement or agreements between Morgan Stanley and Customer. Nothing in this Section 10(c) shall relieve Customer of any of its obligations under this Agreement.

(d)	Entire Agreement. This Agreement contains the entire agreement between the parties and supersedes any prior oral and written agreements between the parties as to the subject matter hereof. No provision of this Agreement shall in any respect be waived, altered, modified, or amended unless such waiver, alteration, modification or amendment is signed by the party against whom such waiver, alteration, modification or amendment is to be enforced.

(e)	Currency Denomination. Unless another currency is designated in the confirmations reporting transactions entered into by Customer, all margin deposits in connection with such transactions, and a debit or credit in the Account, shall be stated in United States dollars. By placing an order in a Contract settled in a particular currency (the “Contract Currency”), Customer agrees to convert to the Contract Currency funds sufficient to meet the applicable margin requirement. Customer understands and acknowledges that accruals from trades in Contracts that are priced and settled in non-United States dollars will be held in Customer’s account in such non-United States dollar Contract Currency and, except upon an Event of Default, will not be converted to United States dollars except upon Customer’s specific instructions to do so. Any conversions of currency shall be at a rate of exchange determined by Morgan Stanley on the basis of the then prevailing rates of exchange for such currencies.

(f)	Instructions, Notices or Communications. Except as specifically otherwise provided in this Agreement, all instructions, notices or other communications may be oral or written (and for the avoidance of doubt, notification by facsimile or email to a fax number or email address provided by either party to the other for such purpose shall be deemed written notice). Customer hereby waives any defense that such instruction, notice, or communication was not in writing. All oral instructions, unless custom and usage of trade dictate otherwise, shall be promptly confirmed in writing. All written instructions, notices or other communications shall be addressed as follows:

(i)	if to Morgan Stanley:

Morgan Stanley & Co. LLC

One New York Plaza, 7th Floor

New York, New York 10004

Attention: Listed Derivatives Operations Manager

(ii)	if to Customer, at the address (including email addresses) as indicated on the Commodity Futures Account Application.

In addition, the parties may agree from time to time to provide and receive written notice by electronic means for such purposes hereunder as they may agree and using email addresses that they mutually agree to use for such purposes. Except as otherwise provided in this Agreement, notices shall be effective (1) if delivered by hand, on the date and at the time of delivery; (2) if sent by express mail service, on the date and at the time of delivery as evidenced by a confirmation from the relevant express mail services; and (3) if transmitted by facsimile or electronic means, on the date and at the time of transmission.

(g)	Rights and Remedies Cumulative. All rights and remedies arising under this Agreement as amended and modified from time to time are cumulative and not exclusive of any rights or remedies which may be available at law or otherwise.

(h)	No Waiver. Neither party’s failure to exercise, delay in exercising, or partial exercise of any contractual right under this or any other agreement, for Contracts or any other product, on any occasion or series of occasions is or implies waiver of any contractual right under any course of dealing theory or otherwise, and does not preclude any other future exercise, delayed exercise or partial exercise of any contractual right hereunder.

(i)	Governing Law. THE INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE RIGHTS, OBLIGATIONS AND REMEDIES OF THE PARTIES WITH RESPECT TO CONTROVERSIES ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CHOICE OF LAW (OTHER THAN SECTION 5-1401 OF NEW YORK GENERAL OBLIGATIONS LAW).

(j)	Consent to Jurisdiction. EACH OF THE PARTIES HEREBY CONSENTS TO THE JURISDICTION OF A STATE OR FEDERAL COURT SITUATED IN NEW YORK, NEW YORK IN CONNECTION WITH ANY DISPUTE ARISING HEREUNDER. TO

THE EXTENT THAT IN ANY JURISDICTION ANY PARTY MAY NOW OR HEREAFTER BE ENTITLED TO CLAIM, FOR ITSELF OR ITS ASSETS, IMMUNITY FROM SUIT, EXECUTION, ATTACHMENT (BEFORE OR AFTER JUDGMENT) OR OTHER LEGAL PROCESS, EACH PARTY HERETO IRREVOCABLY AGREES NOT TO CLAIM, AND IT HEREBY WAIVES, SUCH IMMUNITY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION ON THE GROUND OF VENUE, FORUM NON CONVENIENS OR ANY SIMILAR GROUNDS.

(k)	Waiver of Jury Trial. CUSTOMER AND MORGAN STANLEY EACH HEREBY WAIVES A TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION IN CONNECTION THEREWITH.

(l)	Equivalency Clause. For purposes of disclosure pursuant to the Interest Act (Canada), the annual rate of interest which is equivalent to any rate of interest provided for in this Agreement which is to be calculated on any basis other than a full calendar year may be determined by multiplying such rate of interest (expressed as a percentage) by a fraction, the numerator of which is the number of days in the calendar year and the denominator of which is the number of days comprising such other basis.

(m)	Language of Documentation. The parties hereto have required that this Agreement, and all documents and notices related thereto and/or resulting therefrom be drawn up in English. Les parties aux présentes ont exigé que la présente convention ainsi que tous les documents et avis qui s’y rattachent et/ou en découlent soient redigés en langue anglaise.

(n)	Business Day. For purposes of this Agreement, “Business Day” shall mean any day on which, in respect of any transaction in Contracts for the Account, exchanges, trading facilities or clearing houses in the United States are open for such transactions.

(o)	Consent to Delivery of Electronic Statements. The CFTC permits a customer to receive daily confirmations and monthly statements for the Account by electronic media, subject to obtaining customer consent. Morgan Stanley maintains proprietary internet-based systems that deliver confirmations, statements and other reports to Customer in lieu of delivery by ordinary mail. Customer should be aware of the following: (i) Customer’s consent, if given, will be effective upon execution of this Agreement and shall remain effective thereafter until revoked; (ii) Customer may revoke its consent at any time by written notice of revocation to Morgan Stanley which will be effective upon receipt by Morgan Stanley; and (iii) any electronic confirmation or statement is accessible on the internet-based system for a limited time following its initial posting.

Customer hereby consents to receiving confirmations and statements by electronic means in lieu of ordinary mail. If Advisor is executing this Agreement on behalf of Customer as Customer’s agent and attorney-in-fact, Advisor hereby represents and warrants that it shall, at all times that this Consent to Delivery of Electronic Statements is in force, make access to the appropriate Morgan Stanley internet-based system available to Customer.

(p)	If Customer is domiciled in the Province of Ontario, Canada, Customer hereby acknowledges that (1) Morgan Stanley may execute Contracts on behalf of Customer exclusively on futures exchanges located outside Canada, unless such Contracts are routed through an agent that is a dealer registered in Ontario under the Ontario Commodity Futures Act and the regulations thereunder (the “Ontario Act”); (2) there may be difficulty in enforcing any legal rights against Morgan Stanley, its directors, officers or employees because they are resident outside of Ontario and all or substantially all of Morgan Stanley’s assets are situated outside of Ontario; and (3) Morgan Stanley is not registered under the Ontario Act and, accordingly, the protection available to clients of a dealer registered under the Ontario Act may not be available to Customer.

(q)	If Customer is domiciled in either the Province of British Columbia, Canada or the Province of Alberta, Canada, Customer hereby acknowledges that (1) there may be difficulty in enforcing any legal rights against Morgan Stanley or any of its directors, officers, employees or agents, because it is resident outside of British Columbia or Alberta (the “Passport Jurisdictions”) and all or substantially all of its assets are situated outside of the Passport Jurisdictions; (2) Morgan Stanley is not registered under the securities legislation of the Passport Jurisdictions and, accordingly, the protection available to clients of a dealer registered under such legislation will not be available to Customer; and (3) Morgan Stanley shall provide to Customer in a separate writing that is hereby incorporated by reference the name and address of an agent for service in the Passport Jurisdiction in which Customer is located.

(r)	If Customer has indicated on the Commodity Futures Account Application that orders placed for the Account will normally represent bona fide hedging transactions, please complete the following. You should note that CFTC Rule §190.06 permits you to specify whether, in the unlikely event of Morgan Stanley’s bankruptcy, you prefer the bankruptcy trustee to liquidate all positions in the Account. Accordingly, Customer hereby elects as follows: (please initial):

☐    Liquidate                     ☐    Do Not Liquidate

If neither alternative is initialed, Customer will be deemed to have elected to have all positions liquidated. This election may be changed at any time by written notice.

(s)	CUSTOMER HEREBY ACKNOWLEDGES THAT IT HAS RECEIVED AND UNDERSTANDS THE FOLLOWING DISCLOSURE STATEMENT PRESCRIBED BY THE CFTC AND FURNISHED HEREWITH.

Morgan Stanley hereby acknowledges that use of this form of agreement, by which Morgan Stanley agrees with multiple entities identified on Appendix A hereto, is for ease of administration only, and it is hereby acknowledged and agreed that by executing this Agreement Morgan Stanley shall have entered into and executed a separate agreement with each Customer separately, and containing terms and provisions identical to those contained in this Agreement, and without reference to any other entity identified on Appendix A or Appendix B, as applicable. For clarity in any case where the Customer is a class, series, division or other legal or economic sub-element of any legal or juridical entity (e.g., by way of example, and not of limitation, one series of a series investment company), the obligations under these terms shall be those of such class, series, division or other supplement alone, and shall not be obligations of or binding on (or satisfied out of the assets of) the legal or juridical entity generally or any other class, series, division, or other sub-element of such entity.

IN WITNESS WHEREOF, Customer and Morgan Stanley have executed this Agreement on the date indicated below.

Customer: Each fund set forth on Appendix A (which may be amended from time to time in accordance with the provisions of this Agreement) attached hereto, in their individual capacity

By:	/s/ Alper Daglioglu	11/12/13
(Date)

Alper Daglioglu
(Please Print Name and Title)

MORGAN STANLEY & CO. LLC

By:	/s/ Ramesh Menon	11/12/13
(Date)

Ramesh Menon, Authorized Signatory
(Please Print Name and Title)

APPENDIX A: CUSTOMER SCHEDULE TO AGREEMENT DATED AS OF

OCTOBER 29, 2013

Name and Address of Customer	Advisor	Jurisdiction Under Which Customer Is Organized	Customer’s Tax ID	Hedge/Spec Designation[1]	CFTC 190.06 Rep.[2]	Effective Date
Morgan Stanley Smith Barney Spectrum Select L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Rabar Market Research, Inc. 2) EMC Capital Management, Inc. 3) Altis Partners (Jersey) Limited 4) Graham Capital Management, L.P. 5) Northfield Trading L.P.	Delaware	13-3619290	Speculator	N/A	7/3/13

Morgan Stanley Smith Barney Spectrum Technical L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Campbell & Company, Inc. 2) Aspect Capital Limited 3) Winton Capital Management Limited 4) Rotella Capital Management, Inc. 5) Blackwater Capital Management LLC (via Blackwater Master Fund L.P.)	Delaware	13-3782231	Speculator	N/A	7/3/13

Morgan Stanley Smith Barney Spectrum Global Balanced L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) SSARIS Advisors LLC 2) Altis Partners (Jersey) Limited	Delaware	13-3782232	Speculator	N/A	7/3/13

[1]	Speculative: Orders placed by Customer for the Account will normally represent speculative transactions. Hedge: Orders placed by Customer for the Account will normally represent bona fide hedging transactions as defined in CFTC Rule 1.3(z). If orders placed for the Account normally represent hedging transactions, please complete Section 10(q)(i) of the Commodity Futures Customer Agreement. Failure to choose one of the above will designate the Account as Speculative.
[2]	If Customer has indicated on this Appendix A that orders placed for the Account typically represent bona fide hedging transactions, please note that CFTC Rule § 190.06 permits Customer to specify whether, in the unlikely event of Morgan Stanley’s bankruptcy, Customer prefers the bankruptcy trustee to liquidate all positions in the Account. Accordingly, Customer should elect either to Liquidate or Not Liquidate such positions in that event. If neither alternative is initialed, Customer will be deemed to have elected to have all positions liquidated. This election may be changed at any time by written notice to Morgan Stanley.

Name and Address of Customer	Advisor	Jurisdiction Under Which Customer Is Organized	Customer’s Tax ID	Hedge/Spec Designation[1]	CFTC 190.06 Rep.[2]	Effective Date

Morgan Stanley Smith Barney

Spectrum Currency and

Commodity L.P. (formerly

Morgan Stanley Smith Barney

Spectrum Currency L.P.)

c/o Ceres Managed Futures LLC,

522 Fifth Avenue, 14th Floor,

New York, NY 10036

	1) Krom River Investment Management (Cayman) Limited and Krom River Trading AG (via KR Master Fund L.P.) 2) The Cambridge Strategy (Asset Management) Limited (via Cambridge Master Fund L.P.)	Delaware	13-4084211	Speculator	N/A	7/3/13

Morgan Stanley Smith Barney Charter Campbell L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Campbell & Company, Inc.	Delaware	01-0710311	Speculator	N/A	7/3/13

Morgan Stanley Smith Barney Charter Graham L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Graham Capital Management, L.P.	Delaware	13-4018068	Speculator		7/3/13

Morgan Stanley Smith Barney Charter WNT L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Winton Capital Management Limited	Delaware	13-4018065	Speculator		7/3/13

Morgan Stanley Smith Barney Charter Aspect L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Aspect Capital Limited	Delaware	13-3775071	Speculator	N/A	7/3/13

Morgan Stanley Smith Barney Altis I, LLC c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Altis Partners (Jersey) Limited	Delaware	20-8815332	Speculator	N/A	7/3/13

Name and Address of Customer	Advisor	Jurisdiction Under Which Customer Is Organized	Customer’s Tax ID	Hedge/Spec Designation[1]	CFTC 190.06 Rep.[2]	Effective Date
Morgan Stanley Smith Barney Aspect I, LLC c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Aspect Capital Limited	Delaware	20-8852411	Speculator	N/A	7/3/13

Morgan Stanley Smith Barney Augustus I, LLC c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) GAM International Management Limited	Delaware	27-10008773	Speculator	N/A	7/3/13

Morgan Stanley Smith Barney BHM I, LLC c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Blenheim Capital Management, L.L.C.	Delaware	20-8852454	Speculator	N/A	7/3/13

Morgan Stanley Smith Barney Campbell I, LLC c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Campbell & Company, Inc.	Delaware	26-2246160	Speculator	N/A	7/3/13

Morgan Stanley Smith Barney Chesapeake Diversified I, LLC c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Chesapeake Capital Corporation	Delaware	20-8852501	Speculator	N/A	7/3/13

Morgan Stanley Smith Barney Boronia I, LLC c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Boronia Capital Pty Ltd	Delaware	26-2271749	Speculator	N/A	7/3/13

Morgan Stanley Smith Barney Kaiser I, LLC c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Kaiser Trading Group Pty. Ltd.	Delaware	20-8852620	Speculator	N/A	7/3/13

Morgan Stanley Smith Barney AHL I, LLC c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Man-AHL (USA) Ltd.	Delaware	45-2157136	Speculator	N/A	7/3/13

Morgan Stanley Smith Barney Rotella I, LLC c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Rotella Capital Management, Inc.	Delaware	27-0377712	Speculator	N/A	7/3/13

Name and Address of Customer	Advisor	Jurisdiction Under Which Customer Is Organized	Customer’s Tax ID	Hedge/Spec Designation[1]	CFTC 190.06 Rep.[2]	Effective Date
Morgan Stanley Smith Barney TT II, LLC c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Transtrend B.V.	Delaware	20-8852715	Speculator	N/A	7/3/13

Morgan Stanley Smith Barney WNT I, LLC c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Winton Capital Management Limited	Delaware	20-8852756	Speculator	N/A	7/3/13

Managed Futures Premier Altis L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Altis Partners (Jersey) Limited (via Morgan Stanley Smith Barney Altis I, LLC)	Delaware	80-0762777	Speculator	N/A	7/3/13

Managed Futures Premier Rotterdam L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Transtrend B.V. (via Morgan Stanley Smith Barney TT II, LLC)	Delaware	90-0768949	Speculator	N/A	7/3/13

Managed Futures Premier Man-AHL L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Man-AHL (USA) Ltd. (via Morgan Stanley Smith Barney AHL I, LLC)	Delaware	80-0762769	Speculator	N/A	7/3/13

BHM Discretionary Futures Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Blenheim Capital Management, L.L.C. (via Morgan Stanley Smith Barney BHM I, LLC)	Delaware	27-3371689	Speculator	N/A	7/3/13

Polaris Futures Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036

1)   Altis Partners (Jersey) Limited (via Morgan Stanley Smith Barney Altis I, LLC)

2)   Aspect Capital Limited (via Morgan Stanley Smith Barney Aspect I, LLC)

3)   Boronia Capital Pty Ltd (via Morgan Stanley Smith Barney Boronia I, LLC)

		Delaware	20-8528957	Speculator	N/A	7/3/13

Name and Address of Customer	Advisor	Jurisdiction Under Which Customer Is Organized	Customer’s Tax ID	Hedge/Spec Designation[1]	CFTC 190.06 Rep.[2]	Effective Date

4)   Blenheim Capital Management, L.L.C. (via Morgan Stanley Smith Barney BHM I, LLC)

5)   Man-AHL (USA) Ltd. (via Morgan Stanley Smith Barney AHL I, LLC)

6)   Kaiser Trading Group Pty. Ltd. (via Morgan Stanley Smith Barney Kaiser I, LLC)

LV Futures Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036

1)   Boronia Capital Pty Ltd (via Morgan Stanley Smith Barney Boronia I, LLC)

2)   GAM International Management Limited (via Morgan Stanley Smith Barney Augustus I, LLC)

3)   Kaiser Trading Group Pty. Ltd. (via Morgan Stanley Smith Barney Kaiser I, LLC)

4)   Rotella Capital Management, Inc. (via Morgan Stanley Smith Barney Rotella I, LLC)

5)   Transtrend B.V. (via Morgan Stanley Smith Barney TT II, LLC)

6)   Winton Capital Management Limited (via Morgan Stanley Smith Barney WNT I, LLC)

		Delaware	20-8529012	Speculator	N/A	7/3/13

Name and Address of Customer	Advisor	Jurisdiction Under Which Customer Is Organized	Customer’s Tax ID	Hedge/Spec Designation[1]	CFTC 190.06 Rep.[2]	Effective Date
Meritage Futures Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036

1)   Altis Partners (Jersey) Limited (via Morgan Stanley Smith Barney Altis I, LLC)

2)   Aspect Capital Limited (via Morgan Stanley Smith Barney Aspect I, LLC)

3)   Boronia Capital Pty Ltd (via Morgan Stanley Smith Barney Boronia I, LLC)

4)   Blenheim Capital Management, L.L.C. (via Morgan Stanley Smith Barney BHM I, LLC)

5)   Man-AHL (USA) Ltd. (via Morgan Stanley Smith Barney AHL I, LLC)

6)   Kaiser Trading Group Pty. Ltd. (via Morgan Stanley Smith Barney Kaiser I, LLC)

7)   GAM International Management Limited (via Morgan Stanley Smith Barney Augustus I, LLC)

8)   Rotella Capital Management, Inc. (via Morgan Stanley Smith Barney Rotella I, LLC)

9)   Transtrend B.V. (via Morgan Stanley Smith Barney TT II, LLC)

10) Winton Capital Management Limited (via Morgan Stanley Smith Barney WNT I, LLC)

		Delaware	20-8529352	Speculator	N/A	7/3/13

Name and Address of Customer	Advisor	Jurisdiction Under Which Customer Is Organized	Customer’s Tax ID	Hedge/Spec Designation[1]	CFTC 190.06 Rep.[2]	Effective Date
Morgan Stanley Smith Barney Spectrum Strategic L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036	1) Blenheim Capital Management, L.L.C. (via Morgan Stanley Smith Barney BHM I, LLC) 2) Aventis Asset Management, LLC (via MB Master Fund L.P.) 3) PGR Capital LLP (via PGR Master Fund L.P.)	Delaware	13-3782225	Speculator	N/A	7/3/13

Managed Futures Strategic Alternatives L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036

1)   Kaiser Trading Group Pty. Ltd. (via Morgan Stanley Smith Barney Kaiser I, LLC)

2)   Boronia Capital Pty Ltd (via Morgan Stanley Smith Barney Boronia I, LLC)

3)   GAM International Management Limited (via Morgan Stanley Smith Barney Augustus I, LLC)

4)   Transtrend B.V. (via Morgan Stanley Smith Barney TT II, LLC)

		Delaware	13-4070263	Speculator	N/A	7/3/13

Name and Address of Customer	Advisor	Jurisdiction Under Which Customer Is Organized	Customer’s Tax ID	Hedge/Spec Designation[1]	CFTC 190.06 Rep.[2]	Effective Date
Cambridge Master Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) The Cambridge Strategy (Asset Management) Limited	Delaware	46-0710272	Speculator	N/A	9/1/12

Waypoint Master Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Waypoint Capital Management LLC	Delaware	36-4667148	Speculator	N/A	9/26/13

Rabar Master Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Rabar Market Research, Inc.	Delaware	38-3891789	Speculator	N/A	6/24/13

CMF Drury Capital Master Fund, L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Drury Capital, Inc.	New York	20-3204230	Speculator	N/A	7/8/13

CMF Graham Capital Master Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Graham Capital Management, L.P.	New York	20-4194350	Speculator	N/A	6/17/13

CMF Campbell Master Fund, L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Campbell & Company, Inc.	New York	04-3801922	Speculator	N/A	6/10/13

CMF Aspect Master Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Aspect Capital Limited	New York	20-2327789	Speculator	N/A	7/15/13

CMF Winton Master L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Winton Capital Management Limited	New York	11-3730387	Speculator	N/A	7/22/13

Name and Address of Customer	Advisor	Jurisdiction Under Which Customer Is Organized	Customer’s Tax ID	Hedge/Spec Designation[1]	CFTC 190.06 Rep.[2]	Effective Date
Morgan Stanley Managed Futures Custom Solution Fund LP c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036

1)   AAA Capital Management Advisors, Ltd. (via AAA Master Fund LLC)

2)   Altis Partners (Jersey) Limited (via CMF Altis Partners Master Fund L.P.)

3)   Aspect Capital Limited (via Aspect Master Fund L.P.)

4)   Aventis Asset Management, LLC (via MB Master Fund L.P.)

5)   Graham Capital Management, L.P. (via CMF Graham Capital Master Fund L.P.)

6)   Winton Capital Management Limited (via CMF Winton Master L.P.)

7)   Blenheim Capital Management, L.L.C. (via Morgan Stanley Smith Barney BHM I, LLC)

8)   Boronia Capital PTY Ltd. (via Morgan Stanley Smith Barney Boronia I, LLC)

9)   Kaiser Trading Group PTY. Ltd. (via Morgan Stanley Smith Barney Kaiser I, LLC)

10) Transtrend B.V. (via Morgan Stanley Smith Barney TT II, LLC)

		Delaware	46-2788939	Speculator	N/A	7/3/13

Name and Address of Customer	Advisor	Jurisdiction Under Which Customer Is Organized	Customer’s Tax ID	Hedge/Spec Designation[1]	CFTC 190.06 Rep.[2]	Effective Date
Potomac Futures Fund LP c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Campbell & Company, Inc. (via CMF Campbell Master Fund L.P.)	New York	13-3937275	Speculator	N/A	8/2/13

Westport Futures Fund LP c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Rabar Market Research, Inc. (via Rabar Master Fund L.P.)	New York	13-3939393	Speculator	N/A	8/2/13

Managed Futures Premier Warrington LP c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Warrington Asset Management, LLC	New York	20-3845577	Speculator	N/A	8/15/13

Fairfield Futures Fund L.P. II c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Graham Capital Management, L.P. (via CMF Graham Capital Master Fund L.P.)	New York	56-2421596	Speculator	N/A	8/2/13

Fairfield Futures Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Graham Capital Management, L.P.	New York	04-3621353	Speculator	N/A	8/2/13

CMF Willowbridge Master Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Willowbridge Associates Inc.	New York	20-3050836	Speculator	N/A	7/29/13

PGR Master Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) PGR Capital LLP	Delaware	27-3736237	Speculator	N/A	8/5/13

KR Master Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Krom River Investment Management (Cayman) Limited and Krom River Trading AG	Delaware	45-2014145	Speculator	N/A	8/5/13

CMF Altis Partners Master Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Altis Partners (Jersey) Limited	New York	20-3505181	Speculator	N/A	7/29/13

Name and Address of Customer	Advisor	Jurisdiction Under Which Customer Is Organized	Customer’s Tax ID	Hedge/Spec Designation[1]	CFTC 190.06 Rep.[2]	Effective Date
MB Master Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Aventis Asset Management, LLC	New York	45-2014396	Speculator	N/A	8/19/13

SECOR Master Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) SECOR Capital Advisors LP	Delaware	46-3247767	Speculator	N/A	8/1/13

Diversified 2000 Futures Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036

1)   Aspect Capital Ltd. (via CMF Aspect Master Fund L.P.)

2)   Eckhardt Trading Company (via CMF Eckhardt Master Fund L.P.)

3)   Graham Capital Management, L.P. (via CMF Graham Capital Master Fund L.P.)

4)   PGR Capital LLP (via PGR Master Fund L.P.)

5)   Waypoint Capital Management (via Waypoint Master Fund L.P.)

		New York	13-4077759	Speculator	N/A	9/4/13

Diversified Multi-Advisor Futures Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Eckhardt Trading Company (via CMF Eckhardt Master Fund L.P.) 2) Graham Capital Management, L.P. (via CMF Graham Capital Master Fund L.P.)	New York	13-3729162	Speculator	N/A	9/4/13

Name and Address of Customer	Advisor	Jurisdiction Under Which Customer Is Organized	Customer’s Tax ID	Hedge/Spec Designation[1]	CFTC 190.06 Rep.[2]	Effective Date
3) Willowbridge Associates, Inc. (via CMF Willowbridge Master Fund L.P.) 4) Winton Capital Management (via CMF Winton Master L.P.)

Diversified Multi-Advisor Futures Fund L.P. II c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036

1)   Eckhardt Trading Company (via CMF Eckhardt Master Fund L.P.)

2)   Graham Capital Management, L.P. (via CMF Graham Capital Master Fund L.P.)

3)   Willowbridge Associates, Inc. (via CMF Willowbridge Master Fund L.P.)

		New York	13-3769020	Speculator	N/A	9/4/13

Tactical Diversified Futures Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036

1)   Altis Partners (Jersey) Limited (via CMF Altis Partners Master Fund L.P.)

2)   Aspect Capital Ltd. (via CMF Aspect Master Fund L.P.)

3)   Boronia Capital Pty Ltd. (via Morgan Stanley Smith Barney Boronia I, LLC)

4)   Drury Capital Inc. (via CMF Drury Capital Master Fund L.P.)

		New York	13-4224248	Speculator	N/A	9/24/13

Name and Address of Customer	Advisor	Jurisdiction Under Which Customer Is Organized	Customer’s Tax ID	Hedge/Spec Designation[1]	CFTC 190.06 Rep.[2]	Effective Date

5)   Graham Capital Management, L.P. (via CMF Graham Capital Master Fund L.P.)

6)   JE Moody & Company LLC (via JEM Master Fund L.P.)

7)   Kaiser Trading Group-Pty (via Morgan Stanley Smith Barney Kaiser I, LLC)

8)   Krom River Investment Management (Cayman) Limited and Krom River Trading AG (via KR Master Fund L.P.)

9)   Willowbridge Associates Inc. (via CMF Willowbridge Master Fund L.P.)

Tidewater Futures Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Rabar Market Research, Inc. (via Rabar Master Fund L.P.)	New York	13-3811113	Speculator	N/A	9/4/13

Institutional Futures Portfolio L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) AAA Capital Management Advisors, Ltd. (AAA Master Fund LLC) 2) Altis Partners (Jersey) Limited (via CMF Altis Partners Master Fund L.P.) 3) Aspect Capital Ltd. (via CMF Aspect Master Fund L.P.)	New York	20-3072499	Speculator	N/A	10/25/13

Name and Address of Customer	Advisor	Jurisdiction Under Which Customer Is Organized	Customer’s Tax ID	Hedge/Spec Designation[1]	CFTC 190.06 Rep.[2]	Effective Date

4)   Aventis Asset Management, LLC (via MB Master Fund L.P.)

5)   Boronia Capital Pty Ltd. (via Morgan Stanley Smith Barney Boronia I, LLC)

6)   Drury Capital Inc. (via CMF Drury Capital Master Fund L.P.)

7)   Kaiser Trading Group-Pty (via Morgan Stanley Smith Barney Kaiser I, LLC)

8)   Winton Capital Management (via CMF Winton Master L.P.)

Global Diversified Futures Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036

1)   Altis Partners (Jersey) Limited (via CMF Altis Partners Master Fund L.P.)

2)   Aspect Capital Ltd. (via CMF Aspect Master Fund L.P.)

3)   Blackwater Capital Management, LLC (via Blackwater Master Fund L.P.)

4)   Waypoint Capital Management (Waypoint Master Fund L.P.)

		New York	13-4015586	Speculator	N/A	10/29/13

Name and Address of Customer	Advisor	Jurisdiction Under Which Customer Is Organized	Customer’s Tax ID	Hedge/Spec Designation[1]	CFTC 190.06 Rep.[2]	Effective Date
CMF Winton Feeder I L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Winton Capital Management (via CMF Winton Master L.P.)	New York	33-1099649	Speculator	N/A	10/25/13

Managed Futures Premier Abingdon L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Winton Capital Management (via CMF Winton Master L.P.)	New York	20-3845005	Speculator	N/A	10/29/13

Emerging CTA Portfolio L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036

1)   Blackwater Capital Management, LLC (via Blackwater Master Fund L.P.)

2)   Bleecker Street Capital, LLC

3)   JE Moody & Company LLC (via JEM Master Fund L.P.)

4)   PGR Capital LLP (via PGR Master Fund L.P.)

5)   Principle Capital Management LLC (via Principle Master Fund L.P.)

6)   Rotella Capital Management, Inc.

7)   SECOR Capital Advisors LP (via SECOR Master Fund L.P.)

8)   The Cambridge Strategy (Asset Mgt.) Ltd. (via Cambridge Master Fund L.P.)

		New York	04-3768983	Speculator	N/A	8/21/13

Name and Address of Customer	Advisor	Jurisdiction Under Which Customer Is Organized	Customer’s Tax ID	Hedge/Spec Designation[1]	CFTC 190.06 Rep.[2]	Effective Date
9) Waypoint Capital Management (via Waypoint Master Fund L.P.) 10) Willowbridge Associates Inc. (via CMF Willowbridge Master Fund, L.P.) 11) 300 North Capital LLC

Commodity Advisors Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036

1)   Aventis Asset Management, LLC (via MB Master Fund L.P.)

2)   JE Moody & Company LLC (via JEM Master Fund L.P.)

3)   Krom River Investment Management (Cayman) Limited and Krom River Trading AG (via KR Master Fund L.P.)

		Delaware	20-4267496	Speculator	N/A	10/29/13

Managed Futures Premier Aventis II L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Aventis Asset Management, LLC (via MB Master Fund L.P.)	New York	20-2718952	Speculator	N/A	9/4/13

AAA Master Fund LLC c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) AAA Capital Management Advisors, Ltd.	New York	13-4186110	Speculator	N/A	9/9/13

Principle Master Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Principle Capital Management LLC	Delaware	90-0939602	Speculator	N/A	9/27/13

Name and Address of Customer	Advisor	Jurisdiction Under Which Customer Is Organized	Customer’s Tax ID	Hedge/Spec Designation[1]	CFTC 190.06 Rep.[2]	Effective Date
300 North Capital Master Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) 300 North Capital LLC	Delaware	46-2091078	Speculator	N/A	10/2/13

Blackwater Master Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Blackwater Capital Management, LLC	Delaware	27-3736270	Speculator	N/A	10/3/13

CMF Eckhardt Master Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) Eckhardt Trading Company	New York	26-2283723	Speculator	N/A	10/4/13

JEM Master Fund L.P. c/o Ceres Managed Futures LLC, 522 Fifth Avenue, l4th Floor New York, NY 10036	1) JE Moody & Company LLC	Delaware	35-2397232	Speculator	N/A	10/10/13

APPENDIX B: FORM OF JOINDER TO COMMODITY FUTURES CUSTOMER AGREEMENT

This joinder (the “Joinder”) is to the Commodity Futures Customer Agreement, dated as of [            ], by and among Morgan Stanley and each of the funds listed on Appendix A thereto (the “Customer Schedule”), as amended from time to time (the “Agreement”). The undersigned (“Authorized Agent”) is acting on behalf of each account or fund set forth on the schedule attached hereto (each, a “Joining Customer”) pursuant to authority and a power of attorney devolved upon Authorized Agent by each such Joining Customer, for the purpose of joining each such Joining Customer to the Agreement as a Customer (as defined in the Agreement) thereunder. Pursuant to the terms of the Agreement, the Customer Schedule shall be amended by adding thereto the Joining Customers. Unless otherwise indicated herein, capitalized terms used in this Joinder shall have the meanings set forth in the Agreement.

The execution of this Joinder by Authorized Agent on behalf of each Joining Customer shall be deemed to be an agreement by Morgan Stanley and each Joining Customer to be bound by all of the terms and conditions set forth in the Agreement, effective with respect to each Joining Customer as of the date listed under the heading “Date of Joinder to the Agreement” on the schedule attached hereto. By the execution of this Joinder by Authorized Agent, each Joining Customer also agrees and represents that all of such Joining Customer’s information in the Schedules hereto provided by Authorized Agent on behalf of such Joining Customer in connection with this Joinder (which Schedules are hereby incorporated into the Agreement) is true and correct and such Joining Customer, by Authorized Agent, shall promptly notify Morgan Stanley of any material change in such information.

IN WITNESS WHEREOF, Joining Customer, by Authorized Agent, has executed this Agreement on the date indicated below.

Joining Customer: Each account or fund set forth on the attached schedule, in their individual capacity

By:	Authorized Agent

By:

		(Please Print Name and Title)	(Date)

SCHEDULE OF JOINING CUSTOMERS

Customer Name	Hedge/ Spec Designation[3]	CFTC 190.06 Rep.[4]	Jurisdiction of Organization	Date of Joinder to the Agreement	Acknowledgment of Risk Disclosure[5]

[3]	Speculative: Orders placed by Customer for the Account will normally represent speculative transactions. Hedge: Orders placed by Customer for the Account will normally represent bona fide hedging transactions as defined in CFTC Rule 1.3(z). Failure to designate the Account will be construed to designate the Account as Speculative.
[4]	If Customer has indicated on this Customer Schedule that orders placed for the Account typically represent bona fide hedging transactions, please note that CFTC Rule §190.06 permits Customer to specify whether, in the unlikely event of Morgan Stanley’s bankruptcy, Customer prefers the bankruptcy trustee to liquidate all positions in the Account. Accordingly, Customer should elect either to Liquidate or Not Liquidate such positions in that event. If neither alternative is initialed, Customer will be deemed to have elected to have all positions liquidated. This election may be changed at any time by written notice to Morgan Stanley.
[5]	Customer hereby acknowledges that it has received and understands the following disclosure statement as prescribed by the CFTC and furnished herewith: Risk Disclosure Statement for Futures and Options (Appendix A to CFTC Rule 1.55(c) transcribed in full on pages 2 - 4 of the Futures Industry Association Uniform Futures and Options on Futures Risk Disclosures)

APPENDIX C: SERVICES

Morgan Stanley shall be responsible for (i) holding Customer’s funds deposited with Morgan Stanley as margin for trades executed for the Account of such Customer; and (ii) clearing such trades on the derivatives clearing organization or clearing house, in each case, in accordance with and subject to the requirements of Applicable Law and the terms and conditions of this Agreement.

42

Notice Regarding Physical Settlement of Emissions Contracts

This notice is to advise you of certain constraints that Morgan Stanley & Co. LLC and Morgan Stanley & Co. International plc (collectively, “Morgan Stanley”) apply in connection with trading with or through Morgan Stanley in contracts for future delivery (or options on such futures) of NOX Allowances, SO2 Allowances, European Union Emissions Allowances and Certified Emission Reductions (such contracts, “Emissions Contracts”) on any of the Bluenext, the Chicago Climate Futures Exchange, the European Energy Exchange, ICE Futures Europe, the NYMEX Green Exchange or any other foreign or domestic contract market, commercial market or board of trade on which Emissions Contracts are traded. This notice is subject to the terms of business (however entitled) applying between Morgan Stanley and you.

At the present time Morgan Stanley does not intend to facilitate physical settlement of any Emissions Contract. Accordingly, prior to the expiration of open positions in any Emissions Contract in your Account, Morgan Stanley will seek instructions from you regarding the transfer, offset or close-out of such positions. If you fail to provide such instructions Morgan Stanley reserves the right to take any actions as it may, in its commercially reasonable discretion, determine necessary in order to limit, reduce or close out any open positions and to cover, reduce or eliminate any potential losses or liabilities in respect of the relevant Emissions Contract. Morgan Stanley may also exercise its right to decline additional orders from you to establish open positions in Emissions Contract in the period leading up to the expiration of such contracts.

                                                                                          (“Customer”) acknowledges that it has received and understands the following:

(please initial)

☐ Notice Regarding Physical Settlement of Emissions Contracts

43

INCUMBENCY CERTIFICATE

I,                                     , the duly

elected                                              of                                                                                  (the

“Company”) do hereby certify the following:

(1)	is the duly elected of the Company, and has the authority to enter into and execute contracts and acknowledgments for and on behalf of the Company; and,

(2)	Specifically, is authorized to execute the following contracts and acknowledgments for and on behalf of the Company:

•	Commodity Customer Agreement by and between Morgan Stanley & Co. LLC and the Company

•	Commodity Futures Trading Commission Risk Disclosure Statement Acknowledgment

(3)	The signature of is as it appears below:

IN WITNESS WHEREOF, I do hereby certify that the foregoing is true and correct as of the date hereof.

By:

Name:

Title:

Dated:                     , 201

44

SPECIAL DISCLOSURE TO CUSTOMERS DOMICILED IN THE PROVINCES OF BRITISH

COLUMBIA AND ALBERTA, CANADA, EXECUTING THE COMMODITY FUTURES CUSTOMER

AGREEMENT WITH MORGAN STANLEY & CO. LLC

This special disclosure supplements and remains at all times subject to the terms of the Commodity Futures Customer Agreement between Morgan Stanley & Co. LLC (“Morgan Stanley”) and [CUSTOMER] (“Customer”), dated [DATE]. Capitalized terms used herein shall, unless otherwise specified, have the meanings set forth in the Order, as defined herein.

In accordance with the terms of a certain exemptive order of the British Columbia Securities Commission and the Alberta Securities Commission, dated June 10, 2009 (the “Order”) granting Morgan Stanley relief from the requirements set forth in the Securities Acts of British Columbia and Alberta (the “Passport Jurisdictions”) for Morgan Stanley to be registered as a dealer in order to trade exchange contracts (as defined in the Order) on Recognized Foreign Exchanges for Qualified Parties located in the Passport Jurisdictions, Morgan Stanley hereby discloses that: (1) there may be difficulty in enforcing any legal rights against Morgan Stanley or any of its directors, officers, employees or agents, because it is resident outside of the Passport Jurisdictions and all or substantially all of its assets are situated outside of the Passport Jurisdictions; (2) Morgan Stanley is not registered under the securities legislation of the Passport Jurisdictions and, accordingly, the protection available to clients of a dealer registered under such legislation will not be available to Customer; and (3) Morgan Stanley hereby provides to Customer the name and address of its agent for service in each of the Passport Jurisdictions, as follows:

British Columbia:

Borden Ladner Gervais LLP

1200 Waterfront Centre

200 Burrard Street

P.O. Box 48600

Vancouver, British Columbia, Canada V7X 1T2

Alberta:

Fraser Milner Casgrain LLP

2900 Manulife Place

10180-101 Street

Edmonton, Alberta

T5J 3V5

Attention: Herb Zechel

45